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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement of Quanex Corporation on Form S-3 of our report dated December 15, 2003, appearing in the Annual Report on Form 10-K of Quanex Corporation for the year ended October 31, 2003 and to the reference to us under the headings "Experts" in such Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Houston, Texas
July 6, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM